BLACKROCK LIQUIDITY FUNDS

TempCash

MuniCash

(each a “Fund” and collectively, the “Funds”)

Supplement dated September 24, 2024 to the Statement of Additional Information of the Funds dated February 28, 2024 (as amended August 12, 2024), as supplemented to date

The Securities and Exchange Commission (“SEC”) approved new amendments to the rules governing money market funds in July 2023. Among the changes, the SEC adopted rules that require institutional prime and institutional tax-exempt money market funds to apply a mandatory liquidity fee to all shares redeemed on a day that such a fund has total net redemptions that exceed 5% of the fund’s total assets, unless the amount of the fee is determined to be less than 0.01% of the value of the shares redeemed. The compliance date for these amendments is October 2, 2024.

Consequently, effective October 2, 2024, the Funds’ Statement of Additional Information is amended as follows:

The section of the Statement of Additional Information entitled “Additional Purchase and Redemption Information—General” is hereby amended to delete the ninth paragraph thereof in its entirety and replace it with the following:

Under Rule 2a-7, the Board, or its delegate, must impose a mandatory liquidity fee upon the sale of your Institutional Fund shares if the Institutional Fund’s total net redemptions on any business day exceed 5% of the Institutional Fund’s net assets, unless the liquidity costs are de minimis. Additionally, the Board, or its delegate, is permitted to impose a discretionary liquidity fee on redemptions from each Institutional Fund (up to 2%) if such fee is determined to be in the best interests of an Institutional Fund. Please see the Funds’ prospectuses for additional information about mandatory and discretionary liquidity fees.

The section of the Statement of Additional Information entitled “Additional Information Concerning Taxes” is hereby amended to delete the fifteenth and sixteenth paragraphs thereof in their entirety and replace them with the following:

If any Institutional Fund imposes a mandatory or discretionary liquidity fee on share redemptions, the amount that would ordinarily be payable to a redeeming shareholder of the Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. A mandatory liquidity fee or discretionary liquidity fee cannot be separately claimed as a deduction.

Any such mandatory or discretionary liquidity fee will constitute an asset of the imposing Fund and will serve to benefit non-redeeming shareholders. If such fees were distributed to non-redeeming shareholders, the tax treatment would be similar to the tax treatment of distributions described in this section. Such fees may raise a Fund’s NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If a Fund receives mandatory or discretionary liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time. However, due to a lack of guidance, the tax consequences of such liquidity fees to the Fund and the shareholders is unclear and may differ from that described in this section.

Shareholders should retain this Supplement for future reference.

SAI-BLF-0924SUP